March 6, 1996

          Securities & Exchange Commission
          ATTN:  Filing Desk
          450 Fifth Street, NW
          Washington, DC  20549

                                   Re:  Bascom Hill Investors, Inc.
                                        Registration No. 2-61528

          Dear Sir,

               Enclosed is the proxy material for our Annual Meeting scheduled for Wednesday, May 1, 1996. Funds in the amount of $125.00 have been forwarded via FEDWIRE. There have been no material changes in the proxy information for 1996.

               The filing is made pursuant to Regulation Section 14a-6 of the Securities Act. The final version will be mailed to shareholders on approximately April 2, 1996.

                                   Sincerely,


                                   Katherine L. Frank
                                   Vice President


          KLF:bf





                              BASCOM HILL INVESTORS, INC.
                                6411 MINERAL POINT RD.
                                  MADISON, WI  53705
                                    (608) 273-2020
                                    (800) 767-0300





                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

            To the Shareholders of
              BASCOM HILL INVESTORS, INC.

                    NOTICE  IS HEREBY  GIVEN  That  the Annual  Meeting  of
            Shareholders of BASCOM HILL INVESTORS, INC. (the "Fund") will be held at the Radisson Inn, 517 Grand Canyon Drive, Madison,

            Wisconsin, on Wednesday, May 1, 1996 at 4:00 p.m. for the following purposes:

                 1. To elect four  (4) Directors  to serve  until the  next
                    Annual Meeting of Shareholders, or until their successors are duly elected and qualified; and
                 2. To  approve  or  disapprove  the  continuation  of  the
                    Investment Advisory Agreement between the Fund and Madison Investment Advisors, Inc.; and
                 3. To ratify or reject the selection of  Williams, Young &
                    Associates as auditors of the Fund for  the fiscal year

                    ending December 31, 1996; and

                 4. To transact  any other  business as  may properly  come before the meeting or any adjournments thereof.

                                       IMPORTANT

                 Your  vote is important and all Shareholders  are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.
                                        By Order of the  Board of Directors,

                                        Katherine L. Frank
                                        Vice President/Secretary


            Madison, Wisconsin
            April 2, 1996



                             BASCOM HILL INVESTORS, INC.
                               6411 MINERAL POINT RD.
                                 MADISON, WI  53705

                                   PROXY STATEMENT
               The enclosed proxy is being solicited by and on behalf of the Board of Directors of Bascom Hill Investors, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin on Wednesday, the 1st of May, 1996 at 4:00 p.m. and at any and all adjournments of such meetings.

                                 PROXY SOLICITATION
                   Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Fund may solicit by telephone, telegraph and personally; however, such additional solicitation, if any, will be limited in scope. The cost of the solicitation including preparing, as sembling and mailing the Proxy Statement will be borne by the Fund. The Notice of Annual Meeting, this Proxy and the accompanying form Proxy were first mailed to shareholders of  the Fund on or about  April
          2, 1996.

                    VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
               The only securities of the Fund entitled to vote are full shares of Common Stock ($1.00 par value). At the close of business on February 28, 1996, the record date for the Annual Meeting, there were issued, outstanding and paid 644,102.939 shares of Common Stock of the Fund, each of which is entitled to one vote on all matters submitted to shareholders. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or at any adjournment or adjournments thereof. Abstentions and broker non-votes will be included to establish a quorum. However, they will not represent an affirmative vote. Voting results will be reported in the Fund's semi-annual report.

               As of February 28,  1996, the Directors and Officers of  the
          Fund,  in  aggregate,  owned  beneficially  either  directly   or
          indirectly 6.8% of the Fund shares then outstanding.


                                       VOTING
               Shares cannot be voted at the meeting unless the owner of record at the close of business on the record date for the Annual Meeting is present to vote either in person or is represented by a duly executed proxy. Any shareholder giving a proxy has the power to revoke it by advising the Secretary of the Fund of such revocation in writing (by subsequent proxy or otherwise) at any time before it is voted or by voting their shares at the meeting. Unless a proxy is revoked, mutilated or received by the
          Management of the Fund in such a form as to render it not votable, all shares represented by valid proxies received by the Management of the Fund prior to the time they are voted will be voted in accordance with the directions thereon. Proxies containing no specific direction will be voted as follows:

               1. For the selection of the nominees named in the Proxy Statement as Directors; and
               2. For the approval of the Investment Advisory Agreement between the Fund and Madison Investment Advisors, Inc.; and
               3. For the ratification of the selection of Williams, Young & Associates as auditors of the Fund.

                        REMUNERATION OF DIRECTORS & OFFICERS

                During the fiscal year ended December 31, 1995, the Fund paid the following remuneration to the following group for services rendered:

                                   Securities
                                   or Property                 Total
                                   Pension or       Estimated  Compensation
                                   Retirement       Annual     From Fund
   Name of            Aggregate    Benefits Accrued Benefits   and
   Person,           Compensation  As Part of Fund  Upon       Fund Complex
   Position           From Fund    Expenses         Retirement Paid to Directors

      *Frank E. Burgess      None     None             None       None
       Director, President

       James R. Imhoff, Jr. $1000     None             None       $3,000
       Director

       Edmund B. Johnson    $1000     None             None       $3,000
       Director

       Lorence D. Wheeler   $1000     None             None       $3,000
       Director

          *All  "interested"  directors  and  officers  of  the  Fund   are
          compensated by the Advisor as specified by the investment advisory agreement. See "Approval or Disapproval of Investment Advisory Agreement", page 3, with regard to compensation paid to the Fund's Advisor.

                               PURPOSE OF THE MEETING
          (1)  Election of Directors
          --------------------------

               Action is to be taken with respect to the election of the entire Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.
               The table identifies the nominees for election as Directors of the Fund. All nominees are members of the present Board, having been elected at the last annual meeting. All the nominees attended each of the four meetings of the Board of Directors held during the Fiscal year ended December 31, 1995. The Board has no audit, nominating or similar committees.

                 Each  nominee has  consented  to be  named in  this  Proxy
          Statement and to serve, if elected. As of the date of the Proxy Statement, Management has no reason to believe that any of the named nominees will be unable to serve. The Management of the Fund intends to nominate the persons named in the following table, which sets forth the name, principal occupation, address, the current position held with the Fund, and the approximate number of shares of common stock of the Fund beneficially owned, directly or indirectly, by each nominee as of the close of business on February 28, 1996.

                                Directors of the Fund
                                ---------------------
                                                                 Shares of
                                                                 Common Stock
                                                                 Beneficially
     Name, Principal Occupation          Position with           Owned Directly
     and Address (1)                     the Fund         Age    or Indirectly
     --------------------------          -------------    ---    -------------


     *Frank E. Burgess                       Director      53     33,996  (2)
       President and Director
       of Madison Investment
       Advisors, Inc., the Fund's
       Investment Advisor, 6411 Mineral
       Point Rd., Madison, WI  53705
      James R. Imhoff, Jr.                   Director      51      1,223
       President and Director
       First Realty Group, Inc.
       429 Gammon Place
       Madison, WI  53719
       Director of Park Bank of Madison
      Edmund B. Johnson                      Director      74      6,517
       Vice President and Director
       of Medix of Wisconsin, Inc.
       Medix is a medical supply company.
       3302 Valley Creek Circle
       Middleton, WI  53562
      Lorence D. Wheeler                     Director      58        764
       President of Credit Union
       Benefits Services, Inc.
       Box 431, Madison, WI  53701-0431.

          * Mr. Burgess is the only nominee who is an "interested person" in the Fund's Advisor, Madison Investment Advisors, Inc. He is the Advisor's President, a Director, and its majority shareholder.
          1) Messrs. Burgess, Wheeler, and Johnson have served as Directors of the Fund since its inception. Mr. Imhoff was selected as a Director on February 16, 1979.

          2) Madison Investment Advisors, Inc. which is controlled by Mr. Burgess, owns 2,538 shares.

              Executive officers of the Fund are elected annually by the Board of Directors.

                The Management of the Fund recommends you vote FOR the Directors nominated in the above table.



                           Officers of the Fund
                           --------------------


        Name and Business History       Office         Age       First Elected
        -------------------------       ------        -----      -------------

        Frank E. Burgess                President       53        1978
         President and Director
         of Madison Investment
         Advisors, Inc., the Fund's
         Investment Advisor, 6411 Mineral
         Point Rd., Madison, WI  53705

        Chris Berberet                  Treasurer       36        1994
         Vice President, Madison
         Investment Advisors, Inc.
         Prior to joining Advisor,
         he was associated with ELCA
         Board of Pensions in
         Minneapolis, MN.

        Katherine L. Frank          Vice President,     35        1988
         Vice President, Madison In-     Secretary
         vestment Advisors, Inc.,
         Previously with Wayne Hummer
         & Co., Chicago, IL.

        Jay R. Sekelsky             Vice President      36        1991
         Vice President, Madison
         Investment Advisors, Inc. the
         Advisor to the Fund, since 1990.
         Previously with Wellington
         Management of Boston.

        Jacqueline A. Stoppleworth Assistant Secretary  32        1994
         Controller, Madison Investment
         Advisors, Inc.  With Madison
         Investment Advisors, Inc. since
         1988.

          (2)    Approval  or  Disapproval  of  the  Continuation  of   the
          -----------------------------------------------------------------

          Investment Advisory Agreement
          -----------------------------
               Action is to be taken with respect to the approval of the Investment Advisory Agreement ("Agreement") between the Fund and its Advisor, Madison Investment Advisors, Inc. (the "Advisor") until the next Annual Meeting of Shareholders in April or May

          1997.


             Under the Agreement, originally dated June 28, 1978, and amended on January 31, 1990, (the "Agreement") Madison Investment Advisors, Inc. furnishes the Fund with continuous investment service and management. The Agreement as amended was approved at the last shareholder meeting on April 20, 1995. The Board of  the

          Fund, including the Directors who are not "interested persons" of the Advisor, formally extended the Agreement as amended at a Director's meeting called for that purpose.

                 Under the terms of the contract the Advisor is paid a quarterly fee based on the net asset value of the Fund which is accrued daily and paid at the end of each quarter, as determined by the appraisals made as of the close of each business day. On an annualized basis, the fee is eight-tenths of one percent (.008) of the first $50,000,000 of average daily net assets of the Fund, reduced to seven-and-one-half-tenths of one percent (.0075) of Fund assets in excess of $50,000,000. This fee is higher than that paid by most other investment companies. During the fiscal year ended December 31, 1995, the Advisor received $91,637 in fees from the Fund.

                The Advisor, at its  own expense and without  reimbursement from the Fund furnishes office space, office facilities, executive officers and overhead expenses for managing the assets of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities and fees paid for attendance at Board meetings to Directors who are not "interested persons" of the Advisor or officers or employees of the Fund. The Fund bears all other expenses of its operations, subject to certain expense limitations.
                The  Advisor has undertaken  to reimburse the  Fund to  the extent that expenses, including the investment advisory fee but excluding interest, taxes and brokerage commissions, exceed 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets, and 1% of average net assets in excess of $30,000,000 of the Fund for each year. The Fund is also subject to certain state expense limitations. The most restrictive being the state of California. Expenses can not exceed 2% of the first $10 million of average net assets; 1 1/2% of the next $20 million; and 1% of the remaining average net assets. The Advisor will offset on a quarterly basis against its quarterly fee any such expenses in excess of the expense limitations. The Advisor was not required to reimburse the Fund in 1995 as the Fund's expenses were within the 2% limitation.

               The Agreement is not assignable and may be terminated by the Fund (by action of its Board of Directors or by vote of a majority of its outstanding voting securities) or by the Advisor, without penalty, on sixty (60) days written notice. Otherwise, this Agreement continues in effect so long as it is approved annually by the Directors of the Fund who are not "interested persons" of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Directors or by a majority of the outstanding shares of the Fund.
               Frank E. Burgess, who is President and Director of the Fund, is President, Treasurer and a Director of the Advisor. Mr. Burgess is the majority shareholder of the Advisor. Jay R.
          Sekelsky, who  is  Vice  President of  the  Fund,  is  also  Vice
          President of the Advisor. Katherine L. Frank, who is Vice President and Secretary of the Fund, is also Vice President of the Advisor. Chris Berberet who is Treasurer of the Fund, is also Vice President of the Advisor. Jacqueline Stoppleworth who is Assistant Secretary of the Fund, is also Controller of the Advisor. All of the above may be contacted at 6411 Mineral Point Road, Madison, Wisconsin 53705. The Advisor also manages Bascom

          Hill BALANCED Fund, Inc. with total net assets of $10.9 million and Madison Bond Fund, Inc. with total net assets of $5.8 million as of December 31, 1995.

              The affirmative vote of the lesser of a majority of the Fund shares entitled to vote or over 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present is required for approval of the extension of the Agreement.

                The Management of the Fund recommends you vote FOR the approval of the extension of the Agreement.

          (3)  Ratification or Rejection of Selection of Auditors
          -------------------------------------------------------

               The Board of Directors, including the Directors of the Fund who are not "interested persons" as defined by the Investment Company Act of 1940, has selected Williams, Young & Associates, P.O. Box 8700, Madison, Wisconsin, 53708, independent certified public accountants, to act as auditors of the Fund for the fiscal year ending December 31, 1996 Williams, Young & Associates has examined the accounts of the Fund since its organization.

                    A representative of Williams, Young & Associates is expected to be present at the Annual Meeting to answer any appropriate questions and to make a statement if he or she so desires.

               The Management of the Fund recommends that you vote FOR the selection of Williams, Young & Associates as auditors of the Fund for the fiscal year ending December 31, 1996.




          (4)   Other Matters
          -------------------

               The Management of the Fund knows of no other matter that may come before the Annual Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy form to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                SHAREHOLDER PROPOSALS
                 Any shareholder proposal to be presented at the Annual Meeting of Shareholders held in 1997, must be received at the executive offices of the Fund on or before February 1, 1997.

                                    ANNUAL REPORT
                A copy of the Annual Report containing audited financial statements for the period ended December 31, 1995 was previously mailed to shareholders.
                                        By Order of the Board of Directors,



                                         Katherine L. Frank
                                         Vice President/Secretary